UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CATCHA INVESTMENT CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CATCHA INVESTMENT CORP

A Cayman Islands Exempted Company

3 Raffles Place #06-01, Bharat Building, Singapore 048617

NOTICE OF EXTRAORDINARY GENERAL MEETING

To Be Held at [                ] Eastern Time on February 14, 2024

TO THE SHAREHOLDERS OF CATCHA INVESTMENT CORP:

You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of Catcha Investment Corp (“we,” “us,” “our” or the “Company”) to be held at [                ] Eastern Time on February 14, 2024 at [                ] and virtually via live webcast at [                ], or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at [                ] only to the extent consistent with, or permitted by, directives of public health authorities. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting [                ] or by phone by dialing [                ] (toll-free) within the U.S. and Canada or [                ] (standard rates apply) outside of the U.S. and Canada. The accompanying proxy statement (the “Proxy Statement”), is dated [                ], 2024, and is first being mailed to shareholders of the Company on or about [                ], 2024. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

•

a proposal to approve a special resolution to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to provide the Company’s board of directors (the “Board”) the ability to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on February 17, 2021 (the “IPO”), from February 17, 2024 (the “Termination Date”) up to three times by one month each to March 17, 2024, April 17, 2024, or May 17, 2024 (the “Extension” and, such date, the “Extended Termination Date”), which proposal is subject to the approval of the Trust Amendment Proposal;

•

a proposal to approve a special resolution to amend the Investment Management Trust Agreement (the “Trust Agreement”), dated February 11, 2021 and as amended by Amendment No. 1 dated February 14, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement, to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, up to three times for one month each time from the Termination Date to March 17, 2024, April 17, 2024, or May 17, 2024 (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”), which proposal is subject to the approval of the Extension Amendment Proposal; and

•

a proposal to approve an ordinary resolution to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow us more time to complete the proposed transactions (the “Business Combination”) contemplated by that certain Business Combination Agreement, dated August 3, 2023, and as amended on October 2, 2023 (as it may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”, by and among the Company, Crown LNG Holdings Limited, a private limited company incorporated under the laws of Jersey, Channel Islands (“PubCo”), CGT Merge II Limited, a Cayman Islands exempted company limited by shares (“Merger Sub”), and Crown LNG Holding AS, a private limited liability company incorporated under the laws of Norway (“Crown”). For more information about the Business Combination Agreement and the Proposed Business Combination (as defined below), see our Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 3, 2023 and October 2, 2023, respectively.

The Board has unanimously (i) approved and declared advisable the Business Combination, the Business Combination Agreement and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by our shareholders. We will hold a meeting of shareholders to consider and approve the Business Combination, and a proxy statement/prospectus will be sent to all of our shareholders of record. You are not being asked to vote on any business combination at this time.

We and the other parties to the Business Combination Agreement are currently working towards satisfaction of the conditions to completion of the Business Combination, including drafting the necessary filings with the SEC related to the transaction, but have determined that there will not be sufficient time before February 17, 2024 (the current deadline in our Memorandum and Articles of Association for completion an initial business combination) to hold an extraordinary general meeting to obtain the requisite shareholder approval of, and to consummate, the Business Combination. Management believes that it can close the Business Combination before May 17, 2024 (i.e., the end of the three one-month extension periods). Accordingly, the Board believes that it is in the best interests of our shareholders to obtain the Extension.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to extend the date by which we must consummate the Business Combination. Therefore, we will not proceed with the Extension Amendment and the Trust Amendment if our shareholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding ordinary shares and so is being put forward as a special resolution.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate the Business Combination by February 17, 2024, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In connection with the Extension Amendment Proposal, shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust

Account, including interest earned (net of taxes paid or payable, if any), divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO (including any ordinary shares issued in exchange thereof, the “public shares”), and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Holders of public shares (the “public shareholders”) may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed the Business Combination by the Extended Termination Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination is completed. We are not asking you to vote on the proposed Business Combination at this time. If the Extension Amendment Proposal is not approved, we may not be able to consummate the Business Combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment Proposal.

We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension Amendment if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following such redemptions.

Based upon the amount in the Trust Account as of September 30, 2023, which was approximately $24.3 million, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.96 at the time of the Extraordinary General Meeting. The closing price of the public shares on the New York Stock Exchange on [                ], 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[                ] per share. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON FEBRUARY 12, 2024 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARES CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, Catcha Holdings LLC (our “Sponsor”), the holder of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, in the event that the Company has not consummated the Business Combination by February 17, 2024, the Company may elect to extend this timeframe up to three times by an additional one month each time from February 17, 2024 to March 17, 2024, from March 17, 2024 to April 17, 2024, or from April 17, 2024 to the Termination Date, by resolution of the Board if requested by the Sponsor, and upon five business days’ advance notice prior to the expiry of applicable monthly extension up to the Termination Date (or such shorter notice period as the Board may permit in its sole discretion).

The Adjournment Proposal, if adopted, will allow the chairperson of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Our Board has fixed the close of business on [                ], 2024 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under the Articles, no other business may be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.

By Order of the Board of Directors

Patrick Grove
Chief Executive Officer and Chairman of the Board of
Directors
(Principal Executive Officer)

CATCHA INVESTMENT CORP

A Cayman Islands Exempted Company

3 Raffles Place #06-01, Bharat Building, Singapore 048617

EXTRAORDINARY GENERAL MEETING

TO BE HELD ON FEBRUARY 14, 2024

PROXY STATEMENT

The extraordinary general meeting (the “Extraordinary General Meeting”) of Catcha Investment Corp (“we,” “us,” “our” or the “Company”) will be held at [                ] Eastern Time on February 14, 2024 at [                ] and virtually via live webcast at [                ], or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. [While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at [                ] only to the extent consistent with, or permitted by, directives of public health authorities. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting [                ] or by phone by dialing [                ] (toll-free) within the U.S. and Canada or [                ] (standard rates apply) outside of the U.S. and Canada. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

•

a proposal to approve a special resolution to amend the Company’s amended and restated memorandum and articles of association, (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A to this Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to provide the Company’s board of directors (the “Board”) the ability to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on February 17, 2021 (the “IPO”), from February 17, 2024 (the “Termination Date”) up to three times by one month each to March 17, 2024, April 17, 2024, or May 17, 2024 (the “Extension”), which proposal is subject to the approval of the Trust Amendment Proposal;

•

a proposal to approve a special resolution to amend the Investment Management Trust Agreement (the “Trust Agreement”), dated February 11, 2021 and as amended by Amendment No. 1 dated February 14, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to this Proxy Statement, to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, up to three times for one month each time from the Termination Date to March 17, 2024, April 17, 2024, or May 17, 2024 (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”), which proposal is subject to the approval of the Extension Amendment Proposal; and

•

a proposal to approve an ordinary resolution to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow us more time to complete the proposed transactions (the “Business Combination”) contemplated by that certain Business

Combination Agreement, dated August 3, 2023, and as amended on October 2, 2023 (as it may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”, by and among the Company, Crown LNG Holdings Limited, a private limited company incorporated under the laws of Jersey, Channel Islands (“PubCo”), CGT Merge II Limited, a Cayman Islands exempted company limited by shares (“Merger Sub”), and Crown LNG Holding AS, a private limited liability company incorporated under the laws of Norway (“Crown”). For more information about the Business Combination Agreement and the Proposed Business Combination (as defined below), see our Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 3, 2023 and October 2, 2023, respectively.

The Board has unanimously (i) approved and declared advisable the Business Combination, the Business Combination Agreement and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by our shareholders. We will hold a meeting of shareholders to consider and approve the Business Combination, and a proxy statement/prospectus will be sent to all of our shareholders of record. You are not being asked to vote on any business combination at this time.

We and the other parties to the Business Combination Agreement are currently working towards satisfaction of the conditions to completion of the Business Combination, including drafting the necessary filings with the SEC related to the transaction, but have determined that there will not be sufficient time before February 17, 2024 (the current deadline in our Memorandum and Articles of Association for completion an initial business combination) to hold an extraordinary general meeting to obtain the requisite shareholder approval of, and to consummate, the Business Combination. Management believes that it can close the Business Combination before May 17, 2024 (i.e., the end of the three one-month extension periods). Accordingly, the Board believes that it is in the best interests of our shareholders to obtain the Extension.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to extend the date by which we must consummate the Business Combination. Therefore, we will not proceed with the Extension Amendment and the Trust Amendment if our shareholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding ordinary shares and so is being put forward as a special resolution.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate the Business Combination by February 17, 2024, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In connection with the Extension Amendment Proposal, shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes paid or payable, if any), divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO (including any ordinary shares issued in exchange thereof, the “public shares”), and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Holders of public shares (the “public shareholders”) may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed the Business Combination by the Extended Termination Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination is completed. We are not asking you to vote on the proposed Business Combination at this time. If the Extension Amendment Proposal is not approved, we may not be able to consummate the Business Combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment Proposal.

We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension Amendment if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following such redemptions.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment Proposal will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes paid or payable, if any), divided by the number of then outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount in connection with the payment of redemption proceeds to redeeming holders of our public shares. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating the Business Combination on or before the Extended Termination Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination through the Extended Termination Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented. The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of funds in the Trust Account prior to the withdrawal. In such event, we may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

Based upon the amount in the Trust Account as of September 30, 2023, which was approximately $24.3 million, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.96 at the time of the Extraordinary General Meeting. The closing price of the public shares on the New York Stock Exchange (the “NYSE”) on [                ], 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[                ] per share. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, Catcha Holdings LLC (our “Sponsor”), the holder of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Our Board has fixed the close of business on [                ], 2024 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were [                ] ordinary shares outstanding, of which [                ] were public shares and 7,500,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds 7,500,000 founder shares, that it intends to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, in the event that the Company has not consummated the Business Combination by February 17, 2024, the Company may elect to extend this timeframe up to three times by an additional one month each time from February 17, 2024 to March 17, 2024, from March 17, 2024 to April 17, 2024, or from April 17, 2024 to the Termination Date, by resolution of the Board if requested by the Sponsor, and upon five business days’ advance notice prior to the expiry of the applicable monthly extension up to the Termination Date (or such shorter notice period as the Board may permit in its sole discretion). “Extended Termination Date” means March 17, 2024, April 17, 2024, or May 17, 2024, as the case may be.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $[32,500]. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated [                ], 2024 and is first being mailed to shareholders on or about [                ].

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Q:	Why am I receiving this Proxy Statement?

A:

We are a blank check company incorporated on December 17, 2020 as a Cayman Islands exempted company for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On February 17, 2021, we consummated our IPO from which we derived gross proceeds of $300,000,000. Like many blank check companies, our Articles provide for the return of the funds held in trust to the holders of ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, February 17, 2024). Our Board has determined that it is in the best interests of the Company to amend the Articles to extend the date we have to consummate a business combination to the Extended Termination Date in order to allow our shareholders to evaluate an initial business combination and for us to potentially consummate the Business Combination, and is submitting these proposals to our shareholders to vote upon.

Q:	What is being voted on?

A:	You are being asked to vote on:

•

a proposal to approve a special resolution to amend our Articles to provide our Board with the ability to extend the date by which we have to consummate the Business Combination from February 17, 2024 to the Extended Termination Date;

•

a proposal to approve a special resolution to amend our Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed the Business Combination up to three times for one month each time from February 17, 2024 to the Extended Termination Date; and

•

a proposal to approve an ordinary resolution to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to extend the date by which we must consummate the Business Combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both conditional on each other to ensure the implementation of the Extension.

We are not asking you to vote on the proposed Business Combination at this time. If the Extension Amendment Proposal is not approved, we may not be able to consummate the Business Combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount in connection with the payment of redemption proceeds to redeeming holders of our public shares. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a business combination on or before the Extended Termination Date.

We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension Amendment if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following such redemptions.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the funds in the Trust Account prior to the withdrawal. In such event, we may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate the Business Combination by February 17, 2024, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q:	Why is the Company proposing the Extension Amendment Proposal and the Trust Amendment Proposal?

A:

Our Articles provide for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before February 17, 2024. As we explain below, we may not be able to enter into and complete the Business Combination by that date.

We are asking for an extension of this timeframe in order to have sufficient time to complete a business combination, which our Board believes is in the best interests of our shareholders. We believe that given our expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to participate in a business combination. In the event that we enter into a definitive agreement for the Business Combination prior to the Extraordinary General Meeting, we will issue a press release and file an 8-K announcing the proposed business combination.

Accordingly, our Board is proposing the Extension Amendment Proposal to approve a special resolution to amend our Articles in the form set forth in Annex A hereto to (1) provide our Board the ability to extend the date by which we must consummate the Business Combination, (2) cease our operations except for the purpose of winding up if we fail to complete such Business Combination, and (3) redeem all the public shares, from February 17, 2024 to the Extended Termination Date, and our Board is proposing the Trust Amendment Proposal to approve a special resolution to amend the Trust Agreement in the form set forth in Annex B to extend the date on which Continental must liquidate the Trust Account established in connection with our IPO if we have not completed a business combination up to three times for one month each time, from February 17, 2024 to the Extended Termination Date.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:

Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete the Business Combination before February 17, 2024, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes paid or payable, if any), divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

The Extension Amendment Proposal would give us the opportunity to complete a business combination, which our Board believes in the best interests of the shareholders. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Q:	Why should I vote “FOR” the Trust Amendment Proposal?

A:

As discussed above, our Board believes the opportunity to complete a business combination is in the best interests of the shareholders. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Whether a holder of public shares votes in favor of or against the Extension Amendment Proposal or the Trust Amendment Proposal, if such proposals are approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes paid or payable, if any), divided by the number of then outstanding public shares.

If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any future initial business combination we may propose. Assuming the Extension Amendment Proposal is approved, we will have until the Extended Termination Date to complete the Business Combination.

Our Board recommends that you vote in favor of the Trust Amendment Proposal.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by our shareholders, the chairperson at the Extraordinary General Meeting may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If presented, our Board recommends that you vote in favor of the Trust Amendment Proposal.

Q:	When would the Board abandon the Extension Amendment Proposal and the Trust Amendment Proposal?

A:

We will not be able to proceed with the Extension Amendment and the Trust Amendment if our shareholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal. Additionally, we are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension Amendment if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following such redemptions.

Q:	How do the Company insiders intend to vote their shares?

A:	Our Sponsor owns 7,500,000 founder shares. Such founder shares represent [__]% of our issued and outstanding ordinary shares.

The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor that it intends to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, if presented.

Q:	What vote is required to adopt the Extension Amendment Proposal?

A:

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

As of the record date for the Extraordinary General Meeting, the holders of at least [                ] ordinary shares would be required to achieve a quorum. We have been informed by our Sponsor, which holds 7,500,000 founder shares, that it intends to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. In addition to the founder shares, we would need [                ], or [                ]% (assuming all issued and outstanding shares are voted), or [                ], or [                ]% (assuming only the minimum number of shares representing a quorum are voted), of the [                ] public shares to be voted in favor of the Extension Amendment Proposal in order to have the proposal approved.

Q:	What vote is required to approve the Trust Amendment Proposal?

A:

The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding ordinary shares and is being put forward for approval as a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.

Q:	What vote is required to approve the Adjournment Proposal?

A:

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal or Trust Amendment Proposal?

A:

If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposal. If you do not want the Trust Amendment Proposal to be approved, you must vote “AGAINST” the proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders of our public shares. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal or the Trust Amendment Proposal.

Broker “non-votes” and abstentions will have no effect with respect to the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Q:	What happens if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

A:	The Company will not proceed with the Extension Amendment and the Trust Amendment if our shareholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate the Business Combination by February 17, 2024, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q:	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A:	We will continue our efforts to consummate the proposed Business Combination or another initial business combination.

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective pursuant to such proposals. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our units and public shares will remain publicly traded.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor, our directors and our officers as a result of their ownership of the founder shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved but we do not complete the Business Combination by the Extended Termination Date, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, in the event that the Company has not consummated the Business Combination by February 17, 2024, without approval of the public shareholders, the Company may elect to extend this timeframe up to three times by an additional one month each time from February 17, 2024 to March 17, 2024, from March 17, 2024 to April 17, 2024, or from April 17, 2024 to the Termination Date, by resolution of the Board if requested by the Sponsor, and upon five business days’ advance notice prior to the expiry of the applicable monthly extension up to the Termination Date (or such shorter notice period as the Board may permit in its sole discretion).

Notwithstanding the foregoing, we will not proceed with the Extension Amendment if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following such redemptions, and the consequences will be the same as if the Extension Amendment Proposal and the Trust Amendment Proposal were not approved, as described above.

Q:	What happens to the Company warrants if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

A:

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we have not consummated the Business Combination by February 17, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q:	What happens to the Company warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?

A:

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate the Business Combination until the Extended Termination Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of the Business Combination, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the issuance of the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q:	How are the funds in the Trust Account currently being held?

A:

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since our IPO, been held only within U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in an open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, to mitigate the risk of being viewed as operating as an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A)

of the Investment Company Act), in March 2023 we liquidated the money market funds held in the Trust Account and thereafter have held all funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of consummation of our initial business combination or liquidation, which could reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

Q:	If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:

Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Articles.

Q:	How do I change my vote?

A:

You may change your vote by sending a later-dated, signed proxy card to our company at Catcha Investment Corp, 3 Raffles Place #06-01, Bharat Building, Singapore 048617, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our company prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Any shareholder wishing to attend the Extraordinary General Meeting should register for the meeting by February 7, 2024 (one week prior to the meeting date). To register for the Extraordinary General Meeting, please follow these instructions as applicable to the nature of your ownership of ordinary shares:

•

If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the online-only Extraordinary General Meeting, go to [                 ], enter the control number included on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•

Beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the Extraordinary General Meeting and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental will issue a control number and email it back with the meeting information.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

The Extension Amendment Proposal must be approved as a special resolution under the Cayman Islands Companies Act and our Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Trust Amendment Proposal must be approved by the affirmative vote of holders of at least 65% of the outstanding shares and is being put forward for approval as a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Accordingly, a shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting and will have no effect with respect to the approval of the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Island law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Accordingly, a shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?

A:

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	What is a quorum requirement?

A:

A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least [                ] ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairperson of the meeting has power to adjourn the Extraordinary General Meeting.

Q:	Who can vote at the Extraordinary General Meeting?

A:

Only holders of record of our ordinary shares at the close of business on [                 ], 2024 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof. On this record date, [     ] ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal.

Q:	What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:

Our Sponsor and certain of our officers and directors will benefit from the proposals and the consummation of a business combination, and may, subject to their fiduciary duties under Cayman Islands law, be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate. Additionally, our Sponsor, directors and officers may have interests in the proposals that may be different from, or in addition to, or which may conflict with your interests as a shareholder. These interests include, among other things:

•

Our Sponsor paid an aggregate of $25,000 for 7,500,000 founder shares (or $0.003 per share) and an aggregate of $8,000,000 for 5,333,333 private placement warrants (or $1.50 per warrant), all of which are currently owned by the Sponsor. As a result, the Sponsor’s rate of return on its investment will be different from the rate of return of public shareholders who purchased their ordinary shares at various other prices, including ordinary shares included in our units that were sold at $10.00 per unit in our IPO. The Sponsor and certain of our officers and directors could earn a positive rate of return on their investment even if other shareholders experience a negative rate of return in a post-business combination company. Based on closing price of the public shares on the NYSE on [                ], 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, the value of the founder shares would be $[                ].

•

Our Sponsor and each of our officers and directors have waived, with respect to any shares held by it, her or him, as applicable, any redemption rights it, she or he may have in connection with the consummation of a business combination, including, without limitation, any such rights available in the context of a shareholder vote to approve such business combination or a shareholder vote to approve an amendment to our Articles (i) that would modify the substance or timing of our obligation to provide public shareholders the right to have their shares redeemed in connection with an initial business combination or to redeem 100% of the public shares if we have not consummated an initial business combination within the time period set forth in the Articles or (ii) with respect to any provision relating to the rights of public shareholders.

•

If we do not consummate our initial business combination transaction by February 17, 2024, or by the Extended Termination Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite number of votes, our Sponsor has agreed to waive its right to liquidating distributions from the Trust Account with respect to any founder shares held by it. Therefore, the founder shares would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets.

•

If we do not consummate our initial business combination by February 17, 2024, or by the Extended Termination Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite number of votes, then the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public shareholders and the warrants will be worthless.

•

Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such initial business combination.

•

In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share and (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act.

•

Following consummation of our initial business combination, our Sponsor, our officers and directors and their respective affiliates would be entitled to reimbursement for any out-of-pocket expenses related to identifying, investigating, negotiating and completing an initial business combination, and repayment of any other loans, if any, and on such terms as to be determined by us from time to time, made by them to finance transaction costs in connection with an intended initial business combination. However, if we fail to consummate a business combination within the applicable period, our Sponsor and our officers and directors and their respective affiliates will not have any claim against the Trust Account for reimbursement, and we may not otherwise be able to reimburse them.

Q:	Do I have dissenters’ or appraisal rights if I object to the Extension Amendment Proposal and the Trust Amendment Proposal?

A:	Our shareholders do not have dissenters’ or appraisal rights in connection with the Extension Amendment Proposal or the Trust Amendment Proposal under Cayman Islands law.

Q:	What do I need to do now?

A:

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:	How do I vote?

A:

If you are a holder of record of our ordinary shares, you may vote in person (including by virtual means as provided herein) at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting in person (including by virtual means), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How do I redeem my ordinary shares?

A:

Each of our public shareholders may submit an election that, if the Extension Amendment Proposal is approved or implemented, such public shareholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes paid or payable, if any), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination or if we have not consummated the Business Combination by the Extended Termination Date.

In order to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on February 12, 2024.

Q:	How do I withdrawal my election to redeem my ordinary shares?

A:

If you tendered your ordinary shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public ordinary shares, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:	Who is paying for this proxy solicitation?

A:

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $32,500. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: CHAA@investor.morrowsodali.com

If you have questions regarding the certification of your position or tendering your ordinary shares (and/or delivering your share certificate(s) (if any) and other redemption forms), please contact:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, New York 10004

Attention: Mark Zimkind

Email: mzimkind@continentalstock.com

You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on April 24, 2023, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 24, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities, which could materially and adversely affect our business, financial condition and operating results and cause the trading price of our securities and the value of your investment to decline significantly. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete the Business Combination.

Approving the Extension involves a number of risks. Even if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Termination Date. Our ability to consummate the Business Combination is dependent on a variety of factors, many of which are beyond our control. In particular, it is possible that redemptions in connection with the Extension Amendment Proposal will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks.

In addition, on March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other items, to disclosures in SEC filings in connection with business combination transactions between SPACs such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to the Investment Company Act and the regulations thereunder. Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing a business combination, and may make it more difficult to complete the Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

Other than in connection with a redemption offer or liquidation, our public shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete the Business Combination and instead be required to liquidate and dissolve the Company.

As described above, the SPAC Rule Proposals relating to, among other things, circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a report on Form 8-K announcing that it has entered into an agreement with a target company for the Business Combination no later than 18 months after the effective date of the registration statement relating to the SPAC’s initial public offering. Such SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement relating to its initial public offering.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of the registration statement relating to its initial public offering or that does not complete its initial business combination within 24 months after such date. We did not enter into the Business Combination Agreement until more than 18 months after the effective date of the registration statement. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete the Business Combination and instead be required to liquidate and dissolve. If we are required to liquidate and dissolve, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act that invests only in direct U.S. government treasury obligations. In March 2023, we liquidated the money market funds held in the Trust Account and thereafter have held all funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of consummation of our initial business combination or liquidation, which could reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

Were we to be considered to be a “foreign person,” we might not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Certain investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to review and approval by CFIUS. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective on February 13, 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”

In addition, if our potential initial business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. Our Sponsor is a Cayman Islands limited liability company, and a substantial portion of the capital contributions made to our Sponsor are from non-U.S. persons. In addition, Patrick Grove, our Chief Executive Officer and Chairman, and Luke Elliott, our President and a director, have joint voting and investment control over the shares held by our Sponsor and are both Australia citizens and residents of Malaysia. Except as disclosed herein, the Sponsor has no other substantial ties with a non-U.S. person. However, if CFIUS has jurisdiction over our initial business combination, CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. If we were considered to be a “foreign person,” foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination could be limited and we could be adversely affected in terms of competing with other SPACs that do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive the redemption value per share (as described herein), and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND

We are a blank check company incorporated on December 17, 2020 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On February 17, 2021, we consummated the IPO of our units, each consisting of one Class A ordinary share, par value $0.0001 per share, which we refer to as the “public shares,” and one-third of one redeemable warrant. Simultaneously with the closing of the IPO, we completed the private sale of 5,333,333 warrants (the “private placement warrants”), at a purchase price of $1.50 per private placement warrant, to our Sponsor generating gross proceeds to us of $8,000,000. The private placement warrants are identical to the warrants sold as part of the units in the IPO except that, so long as they are held by our Sponsor or its permitted transferees: (1) they will not be redeemable by us; (2) they (including the Class A ordinary shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by our Sponsor until 30 days after the completion of the Business Combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the ordinary shares issuable upon exercise of these warrants) are entitled to registration rights.

Following the closing of the IPO, a total of $300,000,000, from the net proceeds of the sale of the units in the IPO and the private placement warrants was placed in the Trust Account. The proceeds held in the Trust Account may be invested by the trustee only in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended (or any successor rule), which invest only in direct U.S. government treasury obligations. In March 2023, we liquidated the money market funds held in the Trust Account and thereafter have held all funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of consummation of our initial business combination or liquidation, which could reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder, subject to their fiduciary duties under Cayman Islands law. These interests include, among other things, direct or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of our Sponsor, Directors and Officers.”

On the record date of the Extraordinary General Meeting, there were [                ] ordinary shares outstanding, of which [                ] were public shares and 7,500,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds all 7,500,000 founder shares, that it intends to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

As previously disclosed, on November 4, 2022, the NYSE notified the Company, and publicly announced, that the NYSE determined to commence proceedings to delist the Company’s warrants, each whole warrant exercisable for one Class A ordinary share and listed to trade on NYSE under the symbol “CHAA WS”, from the NYSE and that trading in the warrants would be suspended immediately, due to “abnormally low” trading price levels pursuant to Section 802.01D of the NYSE Listed Company Manual. On November 22, 2022, the NYSE filed a Form 25 with the SEC to delist the warrants. Since then, the public warrants have traded on the over-the-counter market. The Company’s Class A ordinary shares remain listed on the NYSE under the symbol “CHAA.”

Our principal executive offices are located at 3 Raffles Place #06-01, Bharat Building, Singapore 048617 and our telephone number is +65-6829-2294.

THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT PROPOSALS

The Extension Amendment Proposal

We are proposing to amend our Articles to provide our Board the ability to extend the date by which we have to consummate a business combination up to three times for one month each time, for a maximum of three additional months. “Extended Termination Date” means March 17, 2024, April 17, 2024, and May 17, 2024, as the case may be.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to extend the date by which we must consummate the Business Combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both conditional on each other to ensure the implementation of the Extension.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we have not consummated a business combination by February 17, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

The purpose of the Extension Amendment and the Trust Amendment is to allow us more time to complete the Business Combination, which our Board believes is in the best interests of our shareholders.

The Board has unanimously (i) approved and declared advisable the Business Combination, the Business Combination Agreement and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by our shareholders. We will hold a meeting of shareholders to consider and approve the Business Combination, and a proxy statement/prospectus will be sent to all of our shareholders of record. You are not being asked to vote on any business combination at this time.

We and the other parties to the Business Combination Agreement are currently working towards satisfaction of the conditions to completion of the Business Combination, including drafting the necessary filings with the SEC related to the transaction, but have determined that there will not be sufficient time before February 17, 2024 (the current deadline in our Memorandum and Articles of Association for completion an initial business combination) to hold an extraordinary general meeting to obtain the requisite shareholder approval of, and to consummate, the Business Combination. Management believes that it can close the Business Combination before May 17, 2024 (i.e., the end of the three one-month extension periods). Accordingly, the Board believes that it is in the best interests of our shareholders to obtain the Extension.

A copy of the proposed text of the special resolution to be approved pursuant to the Extension Amendment Proposal and the proposed amendments to the Articles of the Company is attached hereto in Annex A.

Trust Amendment Proposal

The purpose of the Trust Amendment is to amend the Trust Agreement to allow the Company to extend the date on which Continental must liquidate the Trust Account if we have not completed the Business Combination, up to three times for one month each time from February 17, 2024 to March 17, 2024, April 17, 2024, and May 17, 2024.

A copy of the proposed text of the special resolution to be approved pursuant to the Trust Amendment Proposal and the amendments to the Trust Agreement is attached to this Proxy Statement in Annex B.

Reasons for the Extension Amendment Proposal and the Trust Amendment Proposal

Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before February 17, 2024, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes paid or payable, if any), divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow us more time to complete the Business Combination. The Board has unanimously (i) approved and declared advisable the Business Combination, the Business Combination Agreement and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by our shareholders. We will hold a meeting of shareholders to consider and approve the Business Combination, and a proxy statement/prospectus will be sent to all of our shareholders of record. We and the other parties to the Business Combination Agreement are currently working towards satisfaction of the conditions to completion of the Business Combination, including drafting the necessary filings with the SEC related to the transaction, but have determined that there will not be sufficient time before February 17, 2024 (the current deadline in our Memorandum and Articles of Association for completion an initial business combination) to hold an extraordinary general meeting to obtain the requisite shareholder approval of, and to consummate, the Business Combination. Management believes that it can close the Business Combination before May 17, 2024 (i.e., the end of the three one-month extension periods). Accordingly, the Board believes that it is in the best interests of our shareholders to obtain the Extension. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

If Either the Extension Amendment Proposal or the Trust Amendment Proposal Is Not Approved

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, we will not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by February 17, 2024, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal Are Approved

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective pursuant to such proposals. We will remain a reporting company under the Exchange Act, and our units and public shares will remain publicly traded.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the funds in the Trust Account prior to the withdrawal. In such event, we may need to obtain additional funds to complete our initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved but we do not complete our initial business combination by the Extended Termination Date, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, in the event that the Company has not consummated the Business Combination by February 17, 2024, the Company may elect to extend this timeframe up to three times by an additional one month each time from February 17, 2024 to March 17, 2024, from March 17, 2024 to April 17, 2024, or from April 17, 2024 to the Termination Date, by resolution of the Board if requested by the Sponsor, and upon five business days’ advance notice prior to the expiry of the applicable monthly extension up to the Termination Date (or such shorter notice period as the Board may permit in its sole discretion).

Notwithstanding the foregoing, we will not proceed with the Extension Amendment if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following such redemptions, and the consequences will be the same as if the Extension Amendment Proposal and the Trust Amendment Proposal were not approved, as described above.

Redemption Rights

As the Extension Amendment Proposal and the Trust Amendment Proposal are being proposed, each of our public shareholders may submit an election that such public shareholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes paid or payable, if any), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Termination Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON FEBRUARY 12, 2024, (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING) YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO TENDER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In order to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on February 12, 2024.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering share certificates physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that tendering their shares through the DWAC system.

Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Share certificate(s) that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you tendered your ordinary shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public ordinary shares, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In the event that a public shareholder tenders shares and the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal and the Trust Amendment Proposal will not be approved. The transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes paid or payable, if any), divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of September 30, 2023, which was approximately $24.3 million, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.96 at the time of the Extraordinary General Meeting. The closing price of the public shares on the NYSE on [                ], 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[                ]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares, which will be cancelled. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent prior to the vote on the Extension Amendment Proposal and the Trust Amendment Proposal at the Extraordinary General Meeting. We anticipate that a public shareholder who tenders ordinary shares (and/or deliver share certificate(s) (if any) and other redemption forms) for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR

SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that make an Election if the Extension is implemented. This discussion applies only to public shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•	the Sponsor or our directors and officers;

•	financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market method of accounting;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•

persons that acquired Class A ordinary shares pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•	persons that hold public shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•	persons whose functional currency is not the U.S. dollar;

•	controlled foreign corporations; or

•	passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an Election to them.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

As used herein, a “U.S. Holder” is a beneficial owner of public shares who or that is, for U.S. federal income tax purposes:

1. an individual citizen or resident of the United States,

2. a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

3. an estate whose income is subject to U.S. federal income tax regardless of its source, or

4. a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares

In addition to the passive foreign investment company (“PFIC”) considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s public shares pursuant to an Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of public shares, a U.S. Holder will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— U.S. Holders — Taxation of Distributions.”

The redemption of public shares will generally qualify as a sale of the public shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to the Business Combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of public shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption of public shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.

With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) public shares are readily tradable on an established securities market in the United States or (ii) public shares are eligible for the benefits of an applicable income tax treaty, in each case, provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Moreover, it is unclear whether redemption rights with respect to the public shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to public shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the public shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the public shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent the holding period of the public shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Our PFIC status for our current taxable year ending December 31, 2022 depends in part on whether we complete a business combination prior to the end of such year, as well as the timing and specifics of any such business combination. Because these and other facts on which any determination of PFIC status are based may not be known until the close of our current taxable year, there can be no assurances with respect to our PFIC status for such year. Even if we are not a PFIC for our current taxable year, a determination that we were a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held our securities during such prior taxable years, absent certain elections described below.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in a U.S. Holder’s holding period for public shares and the U.S. Holder did not make a timely and effective “qualified electing fund” election for each of our taxable years as a PFIC in which the U.S. Holder held (or was deemed to hold) public shares (“QEF Election”), a QEF Election along with a purging election, or a “mark-to-market” election, then such U.S. Holder will generally be subject to special and adverse rules (the “Default PFIC Regime”) with respect to:

•	any gain recognized by the U.S. Holder on the sale or other disposition of its public shares; and

•

any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such public shares).

Under the Default PFIC Regime:

•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its public shares;

•

the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to such U.S. Holder’s other items of income and loss for such taxable year; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place.    The Extraordinary General Meeting will be held at [                ] Eastern Time on February 14, 2024 at [                ] Eastern Time at [                ] and virtually via live webcast at [                ], or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. [While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at [                ] only to the extent consistent with, or permitted by, directives of public health authorities. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting [                ] or by phone by dialing [                ] (toll-free) within the U.S. and Canada or [                ] (standard rates apply) outside of the U.S. and Canada. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the ordinary shares at the close of business on [                 ], 2024, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each ordinary share you owned at that time. The Company warrants do not carry voting rights.

Votes Required.    The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding ordinary shares and is being put forward for approval as a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

On the record date of the Extraordinary General Meeting, there were [                ] ordinary shares outstanding, of which [                ] were public shares and 7,500,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, that which holds all 7,500,000 founder shares, that it intends to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposal. If you do not want the Trust Amendment Proposal to be approved, you must vote “AGAINST” the proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders of our public shares. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal or the Trust Amendment Proposal.

Broker “non-votes” and abstentions will have no effect with respect to the approval of the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal.

Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited on behalf of our Board on the proposals to approve the Extension Amendment Proposal and the Trust Amendment Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual means as provided herein) at the Extraordinary General Meeting. You may contact Morrow at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: CHAA@investor.morrowsodali.com

Required Vote

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal. The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of our issued and outstanding ordinary shares and is being put forward for approval as a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate the Business Combination by February 17, 2024, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, we will not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Additionally, we will not proceed with the Extension Amendment if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following such redemptions.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor and certain of our officers and directors will benefit from the proposals and the consummation of a business combination, and may, subject to their fiduciary duties under Cayman Islands law, be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate. Additionally, our Sponsor, directors and officers may have interests in the proposals that may be different from, or in addition to, or which may conflict with your interests as a shareholder. These interests include, among other things:

•

Our Sponsor paid an aggregate of $25,000 for 7,500,000 founder shares (or $0.003 per share) and an aggregate of 8,000,000 for 5,333,333 private placement warrants (or $1.50 per warrant), all of which are currently owned by the Sponsor. As a result, the Sponsor’s rate of return on its investment will be different from the rate of return of public shareholders who purchased their ordinary shares at various other prices, including ordinary shares included in our units that were sold at $10.00 per unit in our IPO. The Sponsor and certain of our officers and directors could earn a positive rate of return on their investment even if other shareholders experience a negative rate of return in a post-business combination company. Based on closing price of the public shares on the NYSE on [                ], 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, the value of the founder shares would be $[                ].

•

Our Sponsor and each of our officers and directors have waived, with respect to any shares held by it, her or him, as applicable, any redemption rights it, she or he may have in connection with the consummation of a business combination, including, without limitation, any such rights available in the context of a shareholder vote to approve such business combination or a shareholder vote to approve an amendment to our Articles (i) that would modify the substance or timing of our obligation to provide public shareholders the right to have their shares redeemed in connection with an initial business combination or to redeem 100% of the public shares if we have not consummated an initial business combination within the time period set forth in the Articles or (ii) with respect to any provision relating to the rights of public shareholders.

•

If we do not consummate our initial business combination transaction by February 17, 2024, or by the Extended Termination Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite number of votes, our Sponsor has agreed to waive its right to liquidating distributions from the Trust Account with respect to any founder shares held by it. Therefore, the founder shares would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets.

•

If we do not consummate our initial business combination by February 17, 2024, or by the Extended Termination Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite number of votes, then the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public shareholders and the warrants will be worthless.

•

Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such initial business combination.

•

In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share and (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act.

•

Following consummation of our initial business combination, our Sponsor, our officers and directors and their respective affiliates would be entitled to reimbursement for any out-of-pocket expenses related to identifying, investigating, negotiating and completing an initial business combination, and repayment of any other loans, if any, and on such terms as to be determined by us from time to time, made by them to finance transaction costs in connection with an intended initial business combination. However, if we fail to consummate a business combination within the applicable period, our Sponsor and our officers and directors and their respective affiliates will not have any claim against the Trust Account for reimbursement, and we may not otherwise be able to reimburse them.

The Board’s Reasons for the Extension Amendment Proposal and the Trust Amendment Proposals and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal and Trust Amendment Proposal are in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and the Trust Amendment Proposal, and recommends that you vote “FOR” such proposals.

Our Articles provide that we have until February 17, 2024 to complete our initial business combination under its terms. Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before February 17, 2024, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes paid or payable, if any), divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

We believe that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Termination Date in order to allow our shareholders to evaluate the Business Combination and for us to be able to potentially consummate the Business Combination. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.

After careful consideration of all relevant factors, our Board determined that the Extension Amendment Proposal and the Trust Amendment Proposal are in the best interests of the Company and its shareholders.

Resolutions to be Voted Upon

The full text of the resolution to be proposed in connection with the Extension Amendment Proposal is as follows:

RESOLVED, as a special resolution THAT, the Amended and Restated Memorandum and Articles of Association (the “Articles”) of the Company be amended by:

(a) amending Article 49.7 by deleting the following introduction of such sub-section:

“In the event that the Company does not consummate a Business Combination by February 17, 2024, or such earlier date as determined by the Company’s board of directors or such later time as the Members may approve in accordance with the Articles, the Company shall:”

and replacing it with the following:

“In the event that the Company does not consummate a Business Combination by February 17, 2024 (or, if the Board extends the date for up to three additional one-month periods in accordance with the requirements below, the date to which such deadline is extended, which shall be no later than May 17, 2024) (the “Termination Date”), the Company shall:”;

(b) amending Article 49.7 by adding the following at the end of such section:

“Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated an initial Business Combination by February 17, 2024, the Company may elect to extend this timeframe up to three times by an additional one month each time from February 17, 2024 to March 17, 2024, from March 17, 2024 to April 17, 2024, or from April 17, 2024 to the Termination Date, by resolution of the Board if requested by the Sponsor, and upon five business days’ advance notice prior to the expiry of applicable monthly extension up to the Termination Date (or such shorter notice period as the Board may permit in its sole discretion); and

(c) amending Article 49.8(a) by deleting the words:

“by February 17, 2024, or such earlier date as determined by the Company’s board of directors or such later time as the Members may approve in accordance with the Articles”

and replacing them with the words:

“by February 17, 2024 (or, if the Board extends the date for up to three additional one-month periods in accordance with the requirements in Article 49.7, the date to which such deadline is extended, which shall be no later than May 17, 2024)”

(the “Extension Amendment”), provided that this Extension Amendment shall not be approved or effective (i) if, as a consequence of redemptions submitted to the Company pursuant to Article 49.8 of the Articles, the Company’s net tangible assets would be less than $5,000,001 following such redemptions; or (ii) if the Trust Amendment Proposal (as defined in the Proxy Statement enclosing the Notice of Extraordinary General Meeting materials as tabled at the Extraordinary General Meeting) is not approved.”

The full text of the resolution to be proposed in connection with the Trust Amendment Proposal is as follows:

“RESOLVED, as a special resolution and with the approval of the affirmative vote of holders of at least 65% of the issued and outstanding ordinary shares of the Company, that the Company is authorized to enter into the Amendment No. 2 to the Investment Management Trust Agreement by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, in the form set forth in Annex B to this Proxy Statement, subject to the Extension Amendment Proposal (as defined in the Proxy Statement enclosing the Notice of Extraordinary General Meeting materials as tabled at the Extraordinary General Meeting) being approved.”

Our Board unanimously recommends that our shareholders vote “FOR” the approval of both the Extension Amendment Proposal and the Trust Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the chairperson of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, the chairperson of the Extraordinary General Meeting may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the general meeting to a later date or dates to be determined by the chairperson of the general meeting, if necessary, to permit further solicitation and vote of proxies be confirmed, ratified and approved in all respects.”

Vote Required for approval

The Adjournment Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

If presented, our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of [                ], 2024, based on information obtained from the persons named below, with respect to the beneficial ownership of our ordinary shares, by:

•	each person known by us to be the beneficial owner of more than 5% of our ordinary shares;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

As of the record date, there were a total of [                ] ordinary shares outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these are not exercisable within 60 days of [                ], 2024.

	Class B ordinary shares		Class A ordinary shares
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class		Approximate Percentage of Voting Control
Catcha Holdings LLC(2)	7,500,000	100.00%	—	—		[	]%
Kenneth Griffin(3)	—	—	2,204,889	[	]%	[	]%
Glazer Capital, LLC(4)	—	—	187,501	[	]%	[	]%
Patrick Grove(5)	7,500,000	100.00%	—	—		[	]%
Luke Elliot(5)	7,500,000	100.00%	—	—		[	]%
Wai Kit Wong	—	—	—	—		—
James Graf	—	—	—	—		—
Rick Hess	—	—	—	—		—
Yaniv Ghitis	—	—	—	—		—
All officers and directors as a group (five members)	7,500,000	100.00%	—	—		[	]%

(1)	Unless otherwise noted, the business address of each of our shareholders is 45-7 the Boulevard, Mid Valley City, 59200, Kuala Lumpur, Malaysia.
(2)	Represents 7,500,000 Class B ordinary shares directly held by our sponsor.
(3)

Based solely on the Schedule 13G/A filed jointly on February 14, 2023 by (i) Citadel Advisors LLC (“Citadel Advisors”), a Delaware limited liability company, with respect to the 2,195,576 Class A ordinary shares directly held by it; (ii) Citadel Advisors Holdings LP (“CAH”), a Delaware limited partnership, which is the sole member of Citadel Advisors, with respect to the 2,195,576 Class A ordinary shares directly held by Citadel Advisors; (iii) Citadel GP LLC (“CGP”), a Delaware limited liability company, which is the general partner of CAH, with respect to the 2,195,576 Class A ordinary shares directly held by Citadel Advisors, (iv) Citadel Securities LLC (“Citadel Securities”), with respect to the 9,313 Class A ordinary shares directly held by it, (v) Citadel Securities Group LP (“CALC4”), which is the non-member manager of Citadel Securities, with respect to the 9,313 Class A ordinary shares directly held by Citadel Securities, (vi) Citadel Securities GP LLC (“CSGP”), which is the general partner of CALC4, with respect to the 9,313 Class A ordinary shares directly held by Citadel Securities, and (vii) Mr. Kenneth Griffin, who is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP, with respect to the 2,204,889 Class A ordinary shares, consisting of 2,195,576 Class A ordinary shares directly held by Citadel Advisors and 9,313 Class A ordinary shares directly held by Citadel Securities. The address of the business office of each of the above persons is Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3300, Miami, Florida 33131.

(4)

Based solely on the Schedule 13G/A filed jointly on December 11, 2023 by (i) Glazer Capital, LLC, a Delaware limited liability company (“Glazer Capital”), with respect to the 187,501 Class A ordinary shares held by certain funds and managed accounts to which Glazer Capital serves as investment manager (collectively, the “Glazer Funds”), and (ii) Mr. Paul J. Glazer, who serves as the Managing Member of

Glazer Capital, with respect to the 187,501 Class A ordinary shares held by the Glazer Funds. The address of the business office of each of the above persons is 250 West 55th Street, Suite 30A, New York, New York 10019.
(5)

Patrick Grove and Luke Elliott share voting and investment control over the shares held by Catcha Holdings LLC. Mr. Grove and Mr. Elliott disclaim any beneficial ownership of the securities held by Catcha Holdings LLC other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•

if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 3 Raffles Place #06-01, Bharat Building, Singapore 048617, to inform us of the shareholder’s request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: CHAA@investor.morrowsodali.com

You may also obtain these documents by requesting them in writing from us by addressing such request to our company at Catcha Investment Corp, 3 Raffles Place #06-01, Bharat Building, Singapore 048617.

If you are a shareholder of the Company and would like to request documents, please do so by February 7, 2024 (one week prior to the meeting date), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

SECOND PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

CATCHA INVESTMENT CORP

CATCHA INVESTMENT CORP

(the “Company”)

SPECIAL RESOLUTION OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution THAT, the Amended and Restated Memorandum and Articles of Association (the “Articles”) of the Company be amended by:

(a) amending Article 49.7 by deleting the following introduction of such sub-section:

“In the event that the Company does not consummate a Business Combination by February 17, 2024, or such earlier date as determined by the Company’s board of directors or such later time as the Members may approve in accordance with the Articles, the Company shall:”;

and replacing it with the following:

“In the event that the Company does not consummate a Business Combination by February 17, 2024 (or, if the Board extends the date for up to three additional one-month periods in accordance with the requirements below, the date to which such deadline is extended, which shall be no later than May 17, 2024) (the “Termination Date”), the Company shall:”;

(b) amending Article 49.7 by adding the following at the end of such section:

“Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated an initial Business Combination by February 17, 2024, the Company may elect to extend this timeframe up to three times by an additional one month each time from February 17, 2024 to March 17, 2024, from March 17, 2024 to April 17, 2024, or from April 17, 2024 to the Termination Date, by resolution of the Board if requested by the Sponsor, and upon five business days’ advance notice prior to the expiry of the applicable monthly extension up to the Termination Date (or such shorter notice period as the Board may permit in its sole discretion); and

(c) amending Article 49.8(a) by deleting the words:

“by February 17, 2024, or such earlier date as determined by the Company’s board of directors or such later time as the Members may approve in accordance with the Articles”

and replacing them with the words:

“by February 17, 2024 (or, if the Board extends the date for up to three additional one-month periods in accordance with the requirements in Article 49.7, the date to which such deadline is extended, which shall be no later than May 17, 2024)” (the “Extension Amendment”), provided that this Extension Amendment shall not be approved or effective (i) if, as a consequence of redemptions submitted to the Company pursuant to Article 49.8 of the Articles, the Company’s net tangible assets would be less than $5,000,001 following such redemptions; or (ii) if the Trust Amendment Proposal (as defined in the Proxy Statement enclosing the Notice of Extraordinary General Meeting materials as tabled at the Extraordinary General Meeting) is not approved.

ANNEX B

FORM OF AMENDMENT NO. 2 TO INVESTMENT MANAGEMENT

TRUST AGREEMENT

THIS AMENDMENT NO. 2 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of                 , 2024 by and between Catcha Investment Corp, a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on February 17, 2021, the Company consummated an initial public offering (the “Offering”) of units of the Company, each of which is composed of one of the Company’s Class A ordinary shares, par value $0.0001 per share (“Ordinary Shares”), and one-third of one warrant, each whole warrant entitling the holder thereof to purchase one Ordinary Share;

WHEREAS, $300,000,000 of the gross proceeds of the Offering (including $10,500,000 of underwriters’ deferred discount) and sale of the Private Placement Warrants (as defined in the Underwriting Agreement) were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of Ordinary Shares included in the units issued in the Offering pursuant to the investment management trust agreement made effective as of February 11, 2021 and as amended by Amendment No. 1 dated February 14, 2023, by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, the Company has sought the approval of the holders of its Ordinary Shares and its Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), at an extraordinary general meeting to: (i) extend the date before which the Company must complete a business combination up to three times for one month each time from February 17, 2024 to March 17, 2024, April 17, 2024, or May 17, 2024 (such date, an “Extended Termination Date”, as applicable) (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination from February 17, 2024 to the Extended Termination Date (the “Trust Amendment”);

WHEREAS, holders of at least sixty-five percent (65%) of the then issued and outstanding Ordinary Shares and Class B Ordinary Shares, voting together as a single class, approved the Extension Amendment and the Trust Amendment pursuant to special resolutions passed at such extraordinary general meeting; and

WHEREAS, the parties desire to amend the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.    Amendment to Trust Agreement.    (A) Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and less up to $100,000 of interest that may be released to the Company to pay liquidation and dissolution expenses, it being understood that the Trustee has no obligation to monitor or question the Company’s position that an allocation has been made for taxes payable), only as directed in the Termination

Letter and the other documents referred to therein; provided that, in the case a Termination Letter in the form of Exhibit A is received, or (y) upon the date which is the later of (1) February 17, 2024 or, if the Board elects to extend such date in accordance with the terms and conditions of the Company’s amended and restated memorandum and articles of association for additional one month periods, to the date to which such deadline is extended, which shall not be later than May 17, 2024, as applicable; provided that upon each one-month extension of the period of time to consummate an initial Business Combination, Catcha Holdings LLC (the “Sponsor”) (or one or more of its affiliates, members or third-party designees) (the “Lender”) will deposit into the Trust Account for each monthly extension $0.03 for each then-outstanding share of Common Stock issued in the Offering (each, an “Offering Share”), in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Corporation to the Lender; and (2) such later time as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date. It is acknowledged and agreed that there should be no reduction in the principal amount per share initially deposited in the Trust Account;”.

(B) A new Section 1(m) of the Original Agreement shall be added as follows:

“(m) Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit E (an “Extension Letter”), at least five business days prior to the applicable Termination Date (as may be extended in accordance with Section 1(i)), signed on behalf of the Company by an executive officer, and receipt of the dollar amount specified in the Extension Letter on or prior to such termination date (if and as applicable), follow the instructions set forth in the Extension Letter.”

(C) The term “Property” shall be deemed to include any Extension Fee paid to the Trust Account in accordance with the terms of the Amended and Restated Certificate of Incorporation and the Trust Agreement.

(D) A new Exhibit E of the Trust Agreement is hereby added as follows:

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account — Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to paragraphs 1(j) and 1(m) of the Investment Management Trust Agreement between Catcha Investment Corp (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of February 11, 2021, as amended by Amendment No. 1 dated February 14, 2023, and as further amended by Amendment No. 2 dated     , 2024 (“Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Business for an additional one month, from                  to                  (the “Extension”). Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

This Extension Letter shall serve as the notice required with respect to Extension prior to the applicable deadline.

[IF APPLICABLE: In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the Extension Fee, which will be wired to you, into the Trust Account investments upon receipt.]

Very truly yours,

Catcha Investment Corp

By:
Name:
Title:

cc: J.P. Morgan Securities LLC

2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name:
Title:

CATCHA INVESTMENT CORP

By:
Name:
Title:

[Signature Page to Amendment to Investment Management Trust Agreement]